PROSPECTUS


                             DATED DECEMBER 11, 2001



                                   AMIDEX(TM)
                         CANCER INNOVATIONS & HEALTHCARE
                                   MUTUAL FUND
                       c/o Declaration Distributors, Inc.
                           666 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566



AMIDEX(TM) Funds, Inc. (the "Company") is an open-end investment management company currently consisting of three portfolios, the AMIDEX(TM)35 Mutual Fund, the AMIDEX(TM) Israel Technology Fund, and the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund. The AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund (the "Fund") is being offered by this Prospectus.

The Fund offers two share classes by this Prospectus. These share classes are sold to the public through brokers, dealers, and other financial service organizations.

The minimum investment in the Fund is $500 for regular accounts and $500 for retirement accounts or custodial accounts for minors. The minimum subsequent investment is $250 for regular accounts and $250 for retirement accounts or custodial accounts for minors.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

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                                TABLE OF CONTENTS


THE BASICS ABOUT THE FUND                                                      3

FEES AND EXPENSES                                                              5

ADDITIONAL INVESTMENT INFORMATION                                              6

THE FUND'S INVESTMENT ADVISER                                                  9

HOW TO BUY AND SELL SHARES                                                     9

DIVIDENDS AND DISTRIBUTIONS                                                   14

TAX CONSIDERATIONS                                                            14

GENERAL INFORMATION                                                           15

FOR MORE INFORMATION                                                          16

                            THE BASICS ABOUT THE FUND


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THE FUND'S INVESTMENT OBJECTIVE IS:

Long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund's investment objective.
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THE FUND'S PRINCIPAL INVESTMENT STRATEGIES ARE:


o Investing at least 95% of the Fund's total assets in the common stock of companies listed on the AMIDEX(TM) eMed Cancer Innovations & Healthcare Index (the "Index"). The Index tracks the performance of publicly traded biotechnology, pharmaceutical and medical equipment companies that emphasize products and services focused on cancer detection and treatment. The performance of the companies in the Index may be determined by factors unrelated to products and services focused on cancer detection and treatment. When the Index was first calculated on November 1, 2000, the companies in the Index ranged in size from approximately $300 billion in market capitalization to $50 million. As of June 30, 2001, Index companies ranged in size from $250 billion to $580 million. o The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index, and performed the initial calculations needed to create the Index. The Adviser has entered into agreements with various companies to perform ongoing calculations and to publish the Index. eMedsecurities, Inc. selects the companies that will be included in or deleted from the Index based on the criteria described herein. eMedsecurities, Inc. is responsible for maintaining and publishing the Index. eMedsecurities, Inc. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

o Employing a "passive management" approach to investing the Fund's assets. This means that the Fund normally will invest in all of the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index.

o The Fund may invest in foreign securities that are traded on a U.S. exchange, either directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

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THE PRINCIPAL RISKS OF INVESTING IN THE FUND ARE:

o GENERAL RISK - As is the case with most investments, you may lose money by investing in the Fund. The Fund's share prices will fluctuate each day, depending on the changing value of the securities making up the Fund's portfolio. On any given day, your shares may be worth less than what you paid for them.
o STOCK RISK - The Fund invests in the stocks of companies included in the Index, all of which trade on the New York Stock Exchange, American Stock Exchange or NASDAQ. A company's stock that is included in the Index may fall because of problems with the company or for no readily apparent reason. Further, the stock market may suffer a general decline resulting from changing economic or political conditions, or from a lack of investor confidence. In the past, stocks and the stock market have recovered, but some stock market slumps have lasted for months and even years.

o DIVERSIFICATION RISK - The Fund is a "non-diversified" Fund because it primarily invests in the companies that are included in the Index. The Index currently includes 45 companies, and some of those companies represent a large percentage of the Index. As of June 30, 2001, two Index companies each individually
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                                       3

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     comprised  more than 5% of the Index and together  made up about 12% of the
     Index. Investing a larger percentage of the Fund's assets in a relatively small number of companies can be riskier than investing in a broader variety of securities because poor performance by an individual company held by the Fund will have a larger negative impact on the Fund due to the Fund's lack of diversification.

o INDEX RISK - The Fund invests almost exclusively in Index companies. Also, once the Fund invests in Index companies, it stays invested in those companies for as long as they remain in the Index. As a result, the Fund does not predict which stocks will outperform or under perform, the market. If the Index stocks decrease in value, the Fund decreases in value. Also, some of the companies in the Index may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling of these securities, which could have a negative impact on the Fund.

o PORTFOLIO TURNOVER RISK - The Index is adjusted to add or delete companies once per year. As companies leave and enter the Index, the Fund's portfolio will be adjusted to match the current Index composition. This practice can result in the realization of capital gains or losses and can have adverse tax consequences for you as an investor. Because the Fund will buy and sell securities as needed to maintain its correlation to the Index, portfolio turnover in this Fund may be substantial.

o SECTOR RISK - All the companies in the Index are identified as belonging to the Healthcare Sector of the market. Companies belonging to this sector of the market include publicly traded biotechnology, pharmaceutical and medical equipment companies. The Index includes such companies that emphasize products and services focused on cancer detection and treatment. Investing in a single market sector is riskier that investing a variety of market sectors. These companies are subject to extensive government regulation, which may change in a way adverse to the industry. Research and development is costly and long in duration, and the approval of new products is lengthy and uncertain. As a result, this sector may be riskier than other market sectors.

o FOREIGN SECURITIES RISK - Investments in foreign securities involve greater risks compared to domestic investments for the following reasons:

     a. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies.
     b. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards.
     c. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders.
     d. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values.

     Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could negatively affect the Fund.

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                                       4

HOW HAS THE FUND PERFORMED IN THE PAST?

This is a new Fund without a prior performance history. Accordingly, performance information is not yet available for this Fund.

                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU INVEST IN THE FUND. SHAREHOLDER FEES ARE CHARGED DIRECTLY TO YOUR ACCOUNT. ANNUAL FUND OPERATING EXPENSES ARE DEDUCTED FROM FUND ASSETS AND ARE THEREFORE PAID INDIRECTLY BY YOU AND OTHER SHAREHOLDERS OF THE FUND.

          -----------------------------------------------------
          SHAREHOLDER FEES:                                  CLASS A   CLASS C
                                                             -------   -------
          (Fees paid directly from your investment)
          ------------------------------------------------
          MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
          PURCHASES                                           5.50%
          (As a percentage of offering price)
          ------------------------------------------------
          MAXIMUM DEFERRED SALES CHARGE (LOAD)
          (As a percentage of redemption proceeds)            NONE     1.00%
          ------------------------------------------------
          REDEMPTION FEES                                    NONE(1)   NONE
          ------------------------------------------------

1. If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

          ----------------------------------------------------------
          ANNUAL FUND OPERATING EXPENSES:                    CLASS A    CLASS C
          ------------------------------                     -------    -------
          (Expenses that are deducted from Fund assets)
          ----------------------------------------------------------    -------
          MANAGEMENT FEES                                     0.45%      0.45%
          ----------------------------------------------------------    -------
          SERVICE AND DISTRIBUTION (12B-1) FEES    (1)        0.25%      1.25%
          ----------------------------------------------------------    -------
          OTHER EXPENSES                           (2)        0.55%      0.55%
          ----------------------------------------------------------    -------
          TOTAL ANNUAL FUND OPERATING EXPENSES     (3)        1.25%      2.25%
          ----------------------------------------------------------    -------

1. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

2. The Advisor is paid a fee of up to .55% annually, for administrative and other services. As a result of this arrangement, the Advisor is responsible for providing, or arranging to provide, all administrative services to the Fund and is responsible for the payment of all fees and expenses of the Fund except for taxes, interest, litigation expenses and other extraordinary expenses. The Fund does not anticipate incurring any expenses outside of the Advisor's responsibility during the Fund's first year of operations. Accordingly, no such additional expenses are included in the table.

3. Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described herein, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

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EXAMPLE:  THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN
THE FUND WITH THE COSTS OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS AND RETURNS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                      1 YEAR                       3 YEARS
                      ------                       -------
CLASS A               $670                         $925
CLASS C               $331                         $703

IF YOU DID NOT REDEEM YOUR SHARES, YOUR EXPENSES WOULD BE:

                      1 YEAR                       3 YEARS
                      ------                       -------
CLASS A               $670                         $925
CLASS C               $228                         $703


A maximum sales charge of 5.50% is included in the Class A Share expense calculations in both examples.

                        ADDITIONAL INVESTMENT INFORMATION

The Fund's principal investment objectives and strategies have been summarized in the "Basics About the Fund" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

The Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

WHY INVEST IN THE FUND?
Medical science has made exciting progress in the fight against cancer and other diseases. Researchers have found drugs that have the potential to cure particular cancers, prolong life or - for the first time - raise the possibility that certain forms of cancer can be prevented. Meanwhile, new technologies from human gene research offer great promise for the new millennium, and innovative and more precise equipment and devices are being developed to diagnose and detect cancer.

Much of the work is being done by private industry. Major drug companies, biotechnology firms, and medical equipment manufacturers are investing capital into the development of drugs and devices to detect, diagnose, and treat cancer. A whole new industry is developing based on these efforts. For society, the impact of these developments, especially in biotechnology, may be revolutionary.

The companies in the Fund range from large pharmaceutical companies developing cancer-fighting medications to small biotech companies searching the human genome for information needed to cure, or perhaps someday, prevent cancer. We have also included the makers of medical devices and equipment essential to diagnosing and treating cancer, such as companies that are developing new mammography technologies and companies developing more precise imaging equipment. Not all of the companies in the Fund spend a significant portion of their assets or derive a significant portion of their revenues from cancer research, development, products or services, and the performance of the companies in the Index may be determined by factors unrelated to products and services focused on cancer detection and treatment.

The Fund is an Index Fund. It invests in the 45 companies that comprise the AMIDEX(TM) eMed Cancer Innovations Index, an Index of cancer related companies developed by TransNations Investments, LLC and published by eMedsecurities, Inc. The Index currently includes 15 large drug companies, 20 biotech companies, and 10 medical equipment & device companies, all of which have an emphasis on detection or treatment of cancer.

THE AMIDEX EMED CANCER INNOVATIONS & HEALTHCARE INDEX

The AMIDEX(TM) eMed Cancer Innovations & Healthcare Index is an unmanaged Index consisting of the stocks of (a) larger capitalization publicly traded companies;
(b) that emphasize products or services focused on cancer detection and treatment; and (c) that are classified as biotechnology, medical equipment or pharmaceutical companies. ADR's (American Depository Receipts) are not included in the Index, except for pharmaceutical companies. A company is considered a "larger" capitalization company in relation to the market capitalization of the other companies in the same classification eligible for Index inclusion. In the pharmaceutical classification, the 15 largest capitalization companies eligible for inclusion are included in the Index. In the Biotechnology and Medical Equipment and Devices classifications, the two groups are combined, and of this group, the 30 largest capitalization companies eligible for inclusion are included in the Index. Currently, 23 Biotechnology companies and 7 Medical Equipment and Devices companies are in the Index. A list of companies in the Index may be found in the Statement of Additional Information.

INDEX ELIGIBILITY CRITERIA

In order for a company to be eligible for inclusion in the Index, that company must satisfy all the following criteria:

1. It must be publicly traded on the NASDAQ, New York Stock Exchange or American Stock Exchange;
2. It must have a minimum market capitalization of $50 million on the Index composition date;
3. It must have maintained an average minimum daily trading volume of at least $500,000 in the previous four calendar quarters;
4. It must be classified by eMedsecurities, Inc.+ as a biotechnology, pharmaceutical or medical equipment or device company;
5. It must be described by eMedsecurities, Inc. as emphasizing, among its other activities, a focus on products or services directly linked to detection or treatment of cancer. Each company must be tied economically to such activities, but the percentage of revenue derived by such activities will vary from company to company and vary over time, and will not necessarily exceed 50% of any company's revenues.

You should be aware that the Index might contain more or less than 45 companies during the year. If less than 45 companies meet the criteria for inclusion at the beginning of a new calendar quarter then the Index will contain only those companies. If less than 25 companies are eligible for inclusion at any revision date, than the Board of Directors will select a lower market capitalization requirement or other criteria adjustment to allow at least 25 companies to be included in the Index on any revision date.

-------------------

+ eMedsecurities is on-line brokerage firm specializing in the medical sciences industry.

If a company ceases operation, is de-listed, or becomes insolvent, it will be deleted from the Index and may not be replaced until the next revision date. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is rebalanced at the next revision date.

An "unmanaged" Index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted. Other than as disclosed herein, the parameters for inclusion of companies in the Index may not be materially modified unless notification of such changes is provided to shareholders at least 30 days before modification.

The Index is a modified market capitalization weighted Index. The Index is divided into two equally weighted components. Pharmaceutical companies comprise one component and biotechnology companies and medical equipment and devices companies comprise the other component. Within each component, companies are weighted by market capitalization. When you invest, your investment dollars are normally invested in the companies in both components of the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index. The Index began being calculated on November 1, 2000 at an initial Index Value of 1,000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock.

The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index, and performed the initial calculations needed to create the Index. The Adviser has entered into agreements with various companies to calculate and publish the Index. eMedsecurities, Inc. selects the companies that will be included in or deleted from the Index, based on the criteria described above. eMedsecurities, Inc. is responsible for maintaining and publishing the Index. eMedsecurities, Inc. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities, as the Adviser believes, is likely to track Index performance most closely.

You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period.

                          THE FUND'S INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser"), with principal offices at 555 North Lane, Suite 6160, Conshohocken,PA 19428 has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at .95% of daily net asset value of the Fund, excepting Rule 12b-1 fees, brokerage, interest, taxes, litigation, custody and other extraordinary expenses. Clifford A. Goldstein is President and Chief Executive Officer of the Adviser.Mr.Goldstein also serves as the President andas a Director of AMIDEX(TM) Funds, Inc.

ADVISORY AGREEMENT
The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.45% of the Fund's net assets. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges.

                           HOW TO BUY AND SELL SHARES

BUYING SHARES
To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

               The AMIDEX(TM) Cancer Innovations & Healthcare Fund
                       c/o Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

CLASS A SHARES
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                            Sales Charge        Sales Charge
                            As a % of           As a % of          Dealer
Amount Invested             Offering Price      Amount Invested    Reallowance
---------------             --------------      ---------------    -----------
Less than   $ 49,999        5.50%               5.82%              5.00%
$50,000 to $ 99,999         4.50%               4.71%              4.00%
$100,000 to $249,999        3.00%               3.09%              2.50%
$250,000 to $499,999        2.50%               2.56%              2.25%
$500,000 to $999,999        1.75%               1.78%              1.50%
$1,000,000 or more          0.00%               0.00%              0.00%*

* The Advisor will pay a dealer concession of 1% of the offering price to brokers, dealers and other financial professionals on sales of $1 million to $2,999,999, 0.50% on the next $3 million to $4,999,999, and 0.25% on amounts above $5 million. If shares are redeemed within eighteen months of purchase, your account will be charged a fee equal to the dealer concession paid.

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within eighteen months of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Declaration Distributors, Inc, ("DDI") the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with DDI to sell shares of the Fund. The dealer's concession may be changed from time to time. DDI may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

EXEMPTIONS FROM SALES CHARGES
The Fund will waive sales charges for purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, registered investment advisers or brokers for their own accounts, employees and employee related accounts of the Adviser, and for an organization's retirement plan with at least 100 eligible employees. For purchasers that qualify for fee waiver, shares will be purchased at net asset value. The Fund will also waive sales charges for direct purchases by non-profit organizations and charitable foundations, provided that such transactions are not facilitated through broker/dealers.

REDUCED SALES CHARGES
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 1.75% on your $60,000 purchase instead of the normal 2.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.

LETTER OF INTENT
You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS C SHARES
Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into share of the Fund.
However, Class C Shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a CDSC of 1.00% of the value of your redemption if you redeem your shares within 13 months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than 1 year prior to the redemption, and increases in the value of your shares.

No automatic conversion to Class A shares applies, so you will be subject to higher ongoing 12b-1 fees indefinitely. Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS
-----------------------------------------------
When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of Fund expenses over time in the Risk/Return Summary.


DISTRIBUTION FEES
AMIDEX(TM) Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of the Fund.

Under the Class A Plan, the Class A shares of the Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares.

Under the Class C Plan, the Class C shares of the Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 1.25% (of which 0.25% may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

DETERMINING SHARE PRICES
The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. Purchases and redemptions are priced at the next calculated NAV after the order is placed.

MINIMUM INVESTMENTS
The minimum initial investment is $500 for ordinary accounts and for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. The minimum subsequent purchase amount for regular accounts, IRA, or pension accounts or custodial accounts for minors is $250.

ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described above, or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September of each year, and the $10 fee will be assessed on the second Friday of October of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS
You may purchase Class A shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

AUTOMATIC INVESTMENT PLAN
You may purchase Class A shares and Class C shares of the Fund through an Automatic Investment Plan(the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution that is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Fund may alter, modify, amend or terminate the plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-888-876-3566.

You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

REDEEMING SHARES
You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   Be signed by all owners exactly as their names appear on the account; and
3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:
1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;

3.   redeeming or exchanging shares, when proceeds are:
     a.   being mailed to an address other than the address of record,
     b.   made payable to other than the registered owner(s); or
     c.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $500 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. (Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.)

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You may also be subject to a contingent deferred sales charge under certain circumstances. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI has been filed with the SEC and is incorporated by reference into this prospectus.

To receive information without charge concerning the Fund, or to request a copy of the SAI, please contact the Fund at:

                             AMIDEX(TM) Funds, Inc.
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19460
                                 (888) 876-3566

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-9123

                           Investment Company Act No.
                                    811-9123

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
             AMIDEX(TM) CANCER INNOVATIONS & HEALTHCARE MUTUAL FUND

                              DATED DECEMBER 11, 2001


                                A SEPARATE SERIES
                                       OF
                             AMIDEX(TM) FUNDS, INC.
                                 (THE "COMPANY")
                             555 NORTH LANE, SUITE 6160
                              CONSHOHOCKEN, PA 19428


This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund dated December 11, 2001. You may obtain a copy of the Prospectus, free of charge, by writing to AMIDEX(TM) Funds, Inc, c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428, phone number 1-888-876-3566.


                                TABLE OF CONTENTS

About AMIDEX(TM) Funds, Inc.
Investment Policies and Restrictions
Investment Adviser
Directors and Officers
Performance Information
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions
Fund Service Providers
Financial Statements

                          ABOUT AMIDEX(TM) FUNDS, INC.

AMIDEX(TM) Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Company has authorized the issuance of three series of shares, the AMIDEX35(TM) Mutual Fund, the AMIDEX(TM) Israel Technology Index Fund, and the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

This SAI pertains only to Class A shares and Class C shares of the AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Code is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), a fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The AMIDEX(TM) Cancer Innovations & Healthcare Mutual Fund normally will invest at least 95% of its net assets in the approximately 45 pharmaceutical, biotechnology, and medical equipment companies that make up the AMIDEX(TM) EMED Cancer Innovation & Healthcare Index, in approximately the same percentages as those companies represent in the Index. It is likely that a few of the companies in each index will comprise a large percentage of the Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Fund will not be diversified. The performance of the companies in the Index may be determined by factors unrelated to products and services focused on cancer detection and treatment. Below are the companies that comprised the AMIDEX eMED Cancer Innovations & Healthcare Index as of May 31, 2001.

The companies in the Index are subject to change:

Abbott Laboratories                 ICN Pharmaceuticals, Inc.
Abgenix, Inc.                       IDEC Pharmaceuticals Corporation
American Home Products Corp         Ilex Oncology, Inc.
Amersham plc                        ImClone Systems, Inc.
Amgen, Inc.                         Immunex Corporation
AstraZeneca plc                     Immunomedics, Inc.
Aventis                             Johnson & Johnson
Beckman Coulter, Inc.               Medarex, Inc.
Biogen, Inc.                        MedImmune, Inc.
Bristol-Myers Squibb Co.            Merck & Co., Inc.
Celgene Corporation                 Millennium Pharmaceuticals, Inc.
Cell Therapeutics, Inc.             Myriad Genetics, Inc.
Celltech Group plc                  Novartis AG
Chiron Corporation                  Pfizer, Inc.
CYTYC Corporation                   Pharmacia Corporation
Elan Corp plc                       Protein Design Labs, Inc.
Eli Lilly and Company               QLT, Inc.
Enzon, Inc.                         Schering-Plough Corporation
Genentech, Inc.                     SICOR, Inc.
Genzyme General Division            Tularik, Inc.
Gilead Sciences, Inc.               Varian Medical Systems, Inc.
GlaxoSmithKline plc                 Vertex Pharmaceuticals, Inc.
Human Genome Sciences, Inc.

PORTFOLIO TURNOVER. Because this is a new Fund without an operating history, the Fund portfolio turnover is unknown. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 75%.

Under normal circumstances, the Fund will invest at least 95% of its average net assets in the common stock of companies listed on the index to which it is related. The Fund may invest the remaining 5% of its assets in the following securities:

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio.

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of their net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT  SECURITIES.  The  Fund  may  invest  in U.S.  Government  debt  securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of their assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The primary risk associated with such a policy is that the Fund's performance will vary; perhaps significantly, from the performance of the index that it seeks to replicate when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease their exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and they may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;

3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

4.   Make margin purchases or short sales of securities;

5. Invest in companies for the purpose of management or the exercise of control;

6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

8. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX(TM) EMED Cancer Innovations & Healthcare(TM) Index.

9.  Purchase warrants on securities, although the Fund may receive and exercise
     warrants  received  by  the  Fund  as  dividends  on  previous   securities
     purchases.

10.  Issue senior securities.

11.  Invest in commodities, or invest in futures or options on commodities.

12. Invest 25% or more of its total assets in any industry, except that the Cancer Innovations & Healthcare Mutual Fund will invest at least 25% of its total assets in the Pharmaceutical, Medical Equipment and Biotechnology industries.

Restrictions 1 through 12 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

1. Invest more than 15% of its net assets in securities that are not readily marketable;
2. Acquire securities of other Investment Companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.
3. Purchase more than 3% of the voting securities of any one investment company;

4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
5. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;

6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX(TM) EMED Cancer Innovations & Healthcare(TM) Index.


                               INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser"),555 North Lane,Suite 6160, Conshohocken,PA 19428 was organized under the laws of the State of Pennsylvania as an investment advisory corporation in October, 1998, and became a limited liability company in March, 1999. The Adviser registered as an Investment Advisor with the Securities and Exchange Commission in December 1998. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. Mr. Clifford A. Goldstein owns a 25% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated December 15, 2000 as amended on July 20, 2001 (the "Agreement"). Clifford A. Goldstein is an affiliated person of the Adviser and acts as a Director of the Company.

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

Name, Age, Address, Position            Principal Occupation For the
with Fund                               Last Five Years
------------------------------------------------------------------------------------------

Clifford A. Goldstein* (Age 43)         Founding Partner and attorney with Weber Goldstein
President and Director of Fund,         Greenberg & Gallagher, Philadelphia, PA, a general
President, Controlling Partner of       litigation firm, in 1991. He received his BA from
Adviser                                 Temple University in 1978 and his Juris Doctorate
                                        from Temple University School of Law in 1982.


Theodore A. Young, Esq.* (Age 53)       Partner, law firm of Fox, Rothschild, O'Brien &
Director of Fund, Legal counsel         Frankel, Philadelphia, PA, practicing securities
to Adviser                              and business law. Mr. Young has been the President
                                        of the Philadelphia-Israel Chamber of Commerce,
                                        and is the Secretary of the Jewish Federation of
                                        Greater Philadelphia. Mr. Young earned his law
                                        degree from the University of Pennsylvania.

                                       22

Lee B. Zeplowitz*  (Age 42)             President, Greater Philadelphia Chapter of the
Director                                American Society for Technion/Israel Institute of
                                        Technology. Mr. Zeplowitz is also a partner in the
                                        Kibbutz Kfar Blum Hotel in the Galilee. He is also
                                        a Certified Public Accountant, a Certified
                                        Financial Planner and is engaged in the private
                                        practice of estate planning and financial
                                        management for high net worth individuals. Mr.
                                        Zeplowitz is a graduate of Temple University.

Dr. Moshe Porat, PhD.  (Age 53)         Dean of Fox School of Business & Management,
Director                                Temple University, Philadelphia, PA. Mr. Porat
                                        Serves on the Boards of the Penn-America Group,
                                        the Willis Corroon National Risk Management Board,
                                        the new Risk Managers National Committee, and the
                                        American Risk and Insurance Board. Mr. Porat
                                        received his BA and MBA (magna cum laude) degrees
                                        from Tel Aviv University.

Ami Miron (Age 52)                      Chairman, President and CEO of MoreCom, a
Director                                Pennsylvania based digital convergence, TV and
                                        internet solutions company. Educated at the
                                        Technion, Columbia University and Polytechnic
                                        University, Mr. Miron was previously a Vice
                                        President with General Instruments, a Division
                                        Leader at Phillips Labs.

H. Scott Herrin  (Age 42)               Mr. Herrin graduated from Amherst Collage with a
Director                                BA in economics and received his Juris Doctorate
                                        from Harvard Law School. After serving as
                                        President of Klearfold, Inc. Mr. Herrin became a
                                        Director and Consultant to the IMPAC Group, an
                                        international packaging and printing corporation.


Brian Klazmer* (Age 43)                 Mr. Klazmer is a partner in the insurance and
Director                                financial services firm of Klazmer Financial
                                        Group. He received his B.A. from Dickinson College
                                        and his Juris Doctorate from Temple University Law
                                        School.


* Indicates an "interested person" as defined in the Investment Company Act of 1940.

For the Company's fiscal year ending May 31, 2001, no director received compensation for his or her service to the Fund as a Director. Clifford
Goldstein received compensation from the Adviser for his services to the Adviser, but did not receive compensation for his services as a Director.

As of the date hereof, the Adviser owns all outstanding shares of the Fund and will then be deemed to control the fund.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)^[n] = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)^6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Fund's Prospectus under the Section "How to Buy and Sell Shares". This section supplements that information.

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. Subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day calculate the Fund's share price. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

                                 TAX INFORMATION

Information  concerning  the taxation of the fund is generally  discussed in the
Prospectus  under  the  Section  titled  "Tax   Considerations".   This  Section
supplements that discussion.

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in a Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of a Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

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

Dividends. A portion of a Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax advisor concerning the effects of transactions in the Fund.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

                                DISTRIBUTION FEES

AMIDEX(TM) Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for the fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Fund in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of the fund.

Under the Class A Plan, each share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to the Class A shares.

Under the Class C Plan, the Class C shares of the Fund compensate the Adviser and others for distribution expenses at a maximum annual rate of 1.25% (of which 0.25% may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the applicable Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and their shareholders.

The Plans have been approved by the Fund's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                             FUND SERVICE PROVIDERS

CUSTODIAN FirStar Bank, N.A. 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Adviser.

TRANSFER AGENT Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Advisor and Fund. Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Adviser.

ADMINISTRATION. DSC also provides services as Administrator to the Fund pursuant to a written agreement with the Advisor and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

DISTRIBUTOR  Declaration  Distributors,   Inc.,  555  North  Lane,  Suite  6160,
Conshohocken, PA 19428, a wholly-owned subsidiary of The Declaration Group, serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Adviser and Fund. All fees charged by the distributor are paid by the Adviser.

INDEPENDENT AUDITORS Deloitte & Touche, LLP, Two World Trade Center, New York, NY, 10281 serves as the Company's independent auditors.

LEGAL COUNSEL: Andrew E. Greenberg, 555 North Lane, Suite 6160, Conshohocken, PA 19148, has passed on this registration statement and serves as General Counsel to the AMIDEX(TM) Funds, Inc.

                              FINANCIAL STATEMENTS

Because this is a new Fund, financial performance information is not yet available.

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